                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                                            Case No.:      399-02649 THROUGH 399-02680
                                                                                                 ----------------------------------
       SERVICE MERCHANDISE COMPANY, INC.                                          Judge:         PAINE
       ---------------------------------                                                         ----------------------------------
                                                                                  Chapter 11

Debtor(s)

                     MONTHLY OPERATING REPORT FOR PERIOD ENDING                       December 30, 2001
                                                                                  ---------------------------
                     COMES NOW,                    SERVICE MERCHANDISE COMPANY, INC.
                                                   ----------------------------------------------------------

       Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing November 26, 2001
                                                                                                                   -----------------
       and ending       December 30, 2001     as shown by the report and exhibits consisting of           6            pages and
                    -------------------------                                                    ---------------------
       containing the following as indicated:

                           Monthly Reporting Questionnaire (Attachment 1)
                     -----
                      X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                     -----
                     N/A   Summary of Accounts Receivable (Form OPR-3)
                     -----
                      X    Schedule of Postpetition Liabilities (Form OPR-4)
                     -----
                      X    Statement of Income (Loss) (Form OPR-5)
                     -----

       I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.
       On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the
       "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to
       immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.
       The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.
       The Debtor has filed with the U.S. Trustee on January 21, 2002, the preliminary December 30, 2001 Monthly Operating Report, which included certain schedules, including payroll, insurance, receipts and disbursements, payment to professionals and bank accounts, etc. This report includes those reports agreed upon as appropriate at this time between the Debtor and the
       U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

       Date:     2-19-01                         DEBTOR - IN - POSSESSION
                 -------

                                                 By:                        /s/ Michael E. Hogrefe
                                                                            --------------------------------------------------------
                                                 Name and Title:            MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                                                            --------------------------------------------------------
                                                 Address:                   7100 SERVICE MERCHANDISE DRIVE
                                                                            --------------------------------------------------------
                                                                            BRENTWOOD, TENNESSEE 37027
                                                                            --------------------------------------------------------
                                                 Telephone No:              (615) 660-3340
                                                                            --------------------------------------------------------


Note: Report subject to further verification and account reconciliation procedures

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                              December 30,      November 25,
                                                                  2001              2001
                                                              -----------       -----------
ASSETS
Current Assets:
    Cash and cash equivalents                                 $    33,865       $    46,773
    Accounts receivable                                             6,719             7,530
    Inventories                                                   394,601           542,561
    Prepaid Expenses                                               11,106            22,663
                                                              -----------       -----------

    TOTAL CURRENT ASSETS                                          446,291           619,527
                                                              -----------       -----------

PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                 338,263           341,275
    Capitalized leases, net of accumulated amortization            10,219            10,407
                                                              -----------       -----------

                  TOTAL PROPERTY AND EQUIPMENT                    348,482           351,682
                                                              -----------       -----------

    Other assets and deferred charges                              34,777            35,464
                                                              -----------       -----------

    TOTAL ASSETS                                              $   829,550       $ 1,006,673
                                                              ===========       ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Notes payable to banks                                    $   149,699       $   346,063
    Accounts payable                                               31,416            65,080
    Accrued expenses                                               88,989            92,651
    Fed & State Income tax                                         10,767             9,524
    Current maturities capitalized leases                             102               101
                                                              -----------       -----------


    TOTAL CURRENT LIABILITIES                                     280,973           513,419
                                                              -----------       -----------

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                              December 30,      November 25,
                                                                  2001              2001
                                                              -----------       -----------
Long-Term Liabilities:
    Long-term debt                                                 60,000            60,000
    Capitalized lease obligations                                   2,295             2,303
Liabilities Subject To Compromise:
    Accrued restructuring costs                                    42,067            42,067
    Capitalized lease obligations                                  18,932            19,213
    Long-term debt                                                405,391           406,383
    Accounts payable                                              198,842           198,948
    Accrued expenses                                              102,799            95,429
                                                              -----------       -----------
    Total Liabilities Subject To Compromise                       768,031           762,040

    TOTAL LIABILITIES                                           1,111,299         1,337,762
                                                              -----------       -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                   49,935            49,935
    Additional paid-in-capital                                      5,881             5,881
    Deferred compensation                                             (94)             (106)
    Accumulated other comprehensive loss                             (179)           (1,941)
    Retained (deficit) earnings                                  (337,292)         (384,858)
                                                              -----------       -----------
              TOTAL SHAREHOLDERS' (DEFICIT) EQUITY               (281,749)         (331,089)

    TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY      $   829,550       $ 1,006,673
                                                              ===========       ===========

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  12/30/2001
FORM OPR-4

                                                                   Total
                                                                 --------
Trade Accounts Payable (Merchandise)                             $ 31,416




                                                                   Total
                                                                 --------
Expense & other payables                                         $ 88,989


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                           Activity           Activity          Activity YTD         Activity YTD
                                                      November 26, 2001   November 27, 2000    January 1, 2001     January 3, 2000
                                                           through            through              through             through
                                                      December 30, 2001   December 31, 2000   December 30, 2001   December 31, 2000
                                                      -----------------   -----------------   -----------------   -----------------
Net Sales                                                  $ 294,399          $ 328,830          $ 1,074,646          $ 1,550,001

Costs of merchandise sold and buying and occupancy
  expense                                                    199,475            209,367              776,430            1,167,452
                                                           ---------          ---------          -----------          -----------

Gross margin after cost of merchandise sold and
  buying and occupancy expenses                               94,924            119,463              298,216              382,549

Selling, General and Administrative Expenses:
     Net Employment Expense                                   18,696             27,727              170,169              280,879
     Net Advertising                                          16,531             21,099               63,996               94,138
     Banking and Other Fees                                    3,633              4,170               17,820               21,714
     Real Estate and Other Taxes                                 706                659               21,121               21,549
     Supplies                                                  1,377              2,127                9,246               12,827
     Communication and Equipment                                 334                478                3,817                4,677
     Travel                                                      337                565                4,044                6,496
     UCC and Other Services                                    1,050              1,099               (2,792)              (5,921)
     Legal and Professional                                      234                403                3,989                3,987
     Sales and Shipping                                           39                139                1,084                1,281
     Insurance                                                 1,146             (1,315)               5,855                2,954
     Miscellaneous                                              (283)              (456)                 223                 (380)
     Credit Card Services                                        (15)              (129)             (22,051)                (674)
                                                           ---------          ---------          -----------          -----------
Total Selling, General and Administrative Expenses            43,785             56,566              276,521              443,527

Other expense/(income), net                                        2                 (7)               1,347              (15,211)


Restructuring charge (credit)                                     --                (81)                  --               (2,507)

Depreciation and amortization                                  3,943              3,875               41,324               39,352
                                                           ---------          ---------          -----------          -----------

Earnings (loss) before interest, reorganization
  items, and income tax                                       47,194             59,110              (20,976)             (82,612)

Interest expense - debt                                        3,445              4,412               38,447               38,329
Interest expense - capitalized leases                            243                212                3,098                3,468
                                                           ---------          ---------          -----------          -----------

Earnings (loss) before reorganization items, and
  income tax                                                  43,506             54,486              (62,521)            (124,409)

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                           Activity           Activity          Activity YTD        Activity YTD
                                                      November 26, 2001   November 27, 2000    January 1, 2001     January 3, 2000
                                                           through            through              through             through
                                                      December 30, 2001   December 31, 2000   December 30, 2001   December 31, 2000
                                                      -----------------   -----------------   -----------------   -----------------
Reorganization Items:

     Severance                                                    --                 --                   --                9,423
     Legal and Professional                                    1,908             11,238               24,061               44,867
     Miscellaneous                                               204              1,120                2,764                4,224
     Loss (Gain) on Disposal of Assets                            --                395                1,533               (2,609)
     Close Store Charges                                          --                 44                  246                 (352)
                                                           ---------          ---------          -----------          -----------
     Total Reorganization Items                                2,112             12,797               28,604               55,553

Earnings (loss) before income tax                             41,394             41,689              (91,125)            (179,962)
     Income tax benefit                                        6,172                406                6,172                  406
     Cumulative Effect of Change in Accounting
       Principles                                                 --                 --                   --                   --
                                                           ---------          ---------          -----------          -----------

Net earnings (loss)                                        $  47,566          $  42,095          $   (84,953)         $  (179,556)
                                                           =========          =========          ===========          ===========

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.